UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 22, 2006
EPIX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21863	04-3030815

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts		02421

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code      (781) 761-7600
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES

Item 9.01.     Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.
The registrant is filing herewith its unaudited pro forma condensed combined statement of operations for the nine-months ended September 30, 2006.

EPIX Pharmaceuticals, Inc.
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
     The following unaudited pro forma condensed consolidated statement of operations gives effect to the merger of EPIX and Predix in a transaction to be accounted for as a purchase by EPIX. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2006 gives effect to the merger as if it occurred on January 1, 2005 and reflect only pro forma adjustments expected to have a continuing impact on the combined results.
     This unaudited pro forma condensed consolidated statement of operations is for informational purposes only. It does not purport to indicate the results that would have actually been obtained had the merger been completed on the assumed date or for the period presented, or that may be realized in the future. To produce the unaudited pro forma financial information, EPIX allocated the purchase price using its best estimates of fair value. The historical financial statements and notes thereto of EPIX are included in EPIX’s Quarterly Report on Form 10-Q for the nine-months ended September 30, 2006.
EPIX Pharmaceuticals, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Nine months ended September 30, 2006

		Predix
		(January 1,
		2006 through
		August 15,	Pro Forma	Note	Consolidated
	EPIX	2006)	Adjustments	Reference	Pro Forma
	(in thousands, except per share data)
Revenues:
Product development revenue	$2,383	$3,692			$6,075
Royalty revenue	1,283	—			1,283
License fee revenue	737	1,133			1,870

Total revenues	4,403	4,825	—		9,228
Costs and expenses:
Research and development	15,384	18,663	$577	A	34,624
Acquisition of in-process research and development	123,500	—	(123,500)	B	—
General and administrative	6,949	8,396	902	A	15,485
		—	(762)	C
Restructuring	633	60			693

Total costs and expenses	146,466	27,119	(122,783)		50,802

Loss from operations	(142,063)	(22,294)	122,783		(41,574)
Other income (expense):
Investment income, net	4,235	126			4,361
Interest expense	(2,827)	(1,395)			(4,222)

Loss before provision for income tax	(140,655)	(23,563)	122,783		(41,435)
Provision for income tax	119	—			119

Net loss	$(140,774)	$(23,563)	$122,783		$(41,554)

Amounts per common share:
Net loss per share, basic and diluted	$(7.92)				$(1.43)

Weighted average shares, basic and diluted	17,771		11,376	D	29,147

F-1

NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
1.  Description of Transaction and Basis of Presentation
     On August 16, 2006, EPIX Pharmaceuticals, Inc. (“EPIX”) completed its acquisition of Predix Pharmaceuticals Holdings, Inc. (“Predix”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of April 3, 2006, which was amended on July 10, 2006 by Amendment No. 1 thereto, (collectively, the “Merger Agreement”). In accordance with the Merger Agreement, Predix merged with and into EPIX Delaware, Inc., a wholly-owned subsidiary of EPIX, in a transaction accounted for as a purchase by EPIX. The assets and liabilities of Predix were recorded as of the acquisition date at their estimated fair values. The reported consolidated financial condition and results of operations of EPIX after completion of the merger will reflect these values, but will not be restated retroactively to reflect historical consolidated financial position or results of operations of Predix. The transaction was intended to qualify as a reorganization within the meaning of Section 386(a) of the Internal Revenue Code. The statement of operations for EPIX for the nine-months ended September 30, 2006 include the results of Predix from August 16, 2006.
     Under the terms of the Merger Agreement, each share of Predix common stock and preferred stock (on an as-converted to Predix common stock basis) outstanding at the closing of the merger was exchanged for 0.826702 shares of EPIX common stock, as adjusted to account for the 1-for-1.5 reverse stock split implemented by EPIX upon consummation of the merger, plus cash in lieu of fractional shares. In addition, options to purchase Predix capital stock that were outstanding on the closing date were assumed by EPIX and will thereafter constitute an option to acquire the number of shares of EPIX common stock determined by multiplying the number of shares of Predix capital stock subject to the option immediately prior to the merger by 0.826702, rounded down to the nearest whole share, with an exercise price equal to the exercise price of the assumed Predix option divided by 0.826702, rounded up to the nearest whole cent. Each of these options will be subject to the same terms and conditions that were in effect for the related Predix options.
     In addition, EPIX will make a milestone payment to Predix stockholders and option holders in the amount of $35 million. Pursuant to the terms of the Merger Agreement, $20 million of the milestone payment was paid in cash on October 29, 2006. The remaining $15 million of the milestone payment will be paid in shares of EPIX common stock on October 29, 2007, except to the extent that such shares would exceed 49.99% of the outstanding shares of EPIX common stock immediately after such milestone payment, when combined with all shares of EPIX common stock issued in the merger and issuable upon exercise of all Predix options assumed by EPIX in the merger. The value of the milestone payment is fixed at $35 million, while the number of shares actually issued on the subsequent payment date may be different than the number of shares that would be issued if calculated on the measurement date.
2.  Pro Forma Adjustments
(A)	To record compensation expense relating to the unvested Predix options exchanged for unvested EPIX options.

(B)	To eliminate the charge for the fair value of in-process research and development acquired in the merger, which was recorded as an expense immediately following the completion of the merger. Because this expense is directly attributable to the acquisition and will not have a continuing impact, it is not reflected in the pro forma condensed statement of operations.

(C)	To eliminate the merger-related costs incurred by Predix and recorded as general and administrative expense.

(D)	To record the weighted average issuance of EPIX shares to Predix shareholders to effect the merger.

F-2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.
Dated: December 22, 2006	By:	/s/ Kim C. Drapkin
		Name:	Kim C. Drapkin
		Title:	Chief Financial Officer